UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400
Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b– 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

On October 31, 2019, Hilltop Holdings Inc., or the Company, issued a press release announcing its results of operations and financial condition as of and for the three months ended September 30, 2019. The text of the release is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Section 8 – Other Events

Item 8.01  Other Events.

On October 24, 2019, the Board of Directors of the Company declared a quarterly cash dividend of $0.08 per common share, payable on December 3, 2019, to stockholders of record as of the close of business on November 15, 2019.

Based upon a review recently conducted, the Company determined that it did not design and maintain effective internal control over certain aspects relating to the determination of the qualitative factors considered by management in the allowance for loan losses estimation process, particularly quantitative support for such qualitative factors. Based upon the foregoing, management and the Audit Committee of the Board of Directors concluded on October 31, 2019, that this control deficiency constituted a material weakness as of December 31, 2018. As of the date of this filing, the Company does not expect this control deficiency to result in a restatement of the Company’s consolidated financial statements.

As a result, Management’s Report on Internal Control Over Financial Reporting included in Item 9A of the Form 10-K for the fiscal year ended December 31, 2018 should no longer be relied upon. Additionally, the statements within the Evaluation of Disclosure Controls and Procedures included in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, are no longer effective due to the material weakness described above. The Company expects to file an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019 to include disclosures concerning this material weakness. In addition, the Company anticipates that the report of PricewaterhouseCoopers LLP on the Company’s internal control over financial reporting at December 31, 2018 will be revised to reflect the identification of this material weakness.

The Company and its Board of Directors are committed to maintaining a strong internal control environment. Management has evaluated the material weakness described above and has made significant progress updating its design and implementation of internal controls to remediate the aforementioned control deficiency and enhance the Company’s internal control environment. The remediation plan is being implemented and includes enhanced documentation and quantitative analysis of the qualitative factors considered in the estimation of the allowance for loan losses. Management expects to successfully implement the remediation plan prior to filing its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019, and currently plans to evaluate its updated internal controls design and determine whether the controls have operated effectively during the fourth quarter of 2019.

Effective January 1, 2020, the Company will adopt the current expected credit loss model, or CECL, which will replace the current process for estimating allowance for loan losses in its entirety. Based upon the work completed to date and the current loan portfolios, the Company estimates that the allowance for credit losses will be between $80 million and $110 million, inclusive of the change in reserve for unfunded commitments, when CECL is adopted on January 1, 2020. The estimated increase over the current allowance for loan losses is driven by the fact that under CECL the allowance will cover expected credit losses over the entire expected life of the loan portfolios and also will take into account forecasts of expected future macroeconomic conditions. While not expected to be material, the impact of the adoption of CECL also will affect the Company’s regulatory capital, performance and other asset quality ratios.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, the Company does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as the Company’s outlook, business strategy, financial condition, the appropriateness of the allowance for loan losses and provision for loan losses, the estimate of allowance for credit losses pursuant to CECL when adopted, anticipated amendments to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, the impact of the material weakness upon the Company’s financial statements, implementation of the remediation plan, anticipated yields, expected accretion of discount on loans, the collectability of loans, cybersecurity incidents, and the outcome of litigation, other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view,” “will” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: (i) the credit risks of lending activities, including the Company’s ability to estimate loan losses and increases to the allowance for loan losses as a result of the implementation of CECL; (ii) changes in the interest rate environment; (iii) the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iv) changes in general economic, market and business conditions in areas or markets where the Company competes, including changes in the price of crude oil; (v) risks associated with concentration in real estate related loans; (vi) effectiveness of the Company’s data security controls in the face of cyber attacks; (vii) severe catastrophic events in Texas and other areas of the southern United States; (viii) the effects of the Company’s indebtedness on the Company’s ability to manage its business successfully, including the restrictions imposed by the indenture governing the Company’s indebtedness; (ix) cost and availability of capital; (x) changes in state and federal laws, regulations or policies affecting one or more of the Company’s business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (xi) changes in key management; (xii) competition in the banking, broker-dealer, mortgage origination and insurance segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders, government agencies and insurance companies; (xiii) legal and regulatory proceedings; (xiv) failure of insurance segment reinsurers to pay obligations under reinsurance contracts; (xv) risks associated with merger and acquisition integration; (xvi) the Company’s ability to use excess capital in an effective manner; and (xvii) the remediation of the material weakness may not be effected in a timely manner. For further discussion of such factors, see the risk factors described in the Company’s most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that the Company has filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
99.1	Press Release dated October 31, 2019 (furnished pursuant to Item 2.02).

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	October 31, 2019	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary